UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2003

MAYTAG CORPORATION

(Exact name of registrant as specified in its charter)

A Delaware Corporation

(State or other jurisdiction of incorporation)

Commission file number 1-655

I.R.S. Employer Identification No. 42-0401785

403 West Fourth Street North, Newton, Iowa 50208

(Address of principal executive offices)

Registrant’s telephone number: 641-792-7000

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

Item 5. Other Events

Attached as Exhibit 99 is a press release disclosing Maytag’s 2004 earnings estimates and plans to enhance financial reporting. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYTAG CORPORATION (Registrant)

By:	/S/ GEORGE C. MOORE
George C. Moore Executive Vice President and Chief Financial Officer

November 21, 2003

(Date)

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.

99	Press release disclosing Maytag’s 2004 earnings estimates and plans to enhance financial reporting

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